NATIXIS SEEYOND INTERNATIONAL MINIMUM VOLATILITY ETF

Supplement dated November 20, 2017 to the Summary Prospectus, Prospectus and Statement of Additional

Information of the Natixis Seeyond International Minimum Volatility ETF (the “Fund”), each dated May 1, 2017,

as may be revised or supplemented from time to time.

Effective immediately, the names of the following entities are changed as set forth below and all references to such entities in the summary prospectus, prospectus and statement of additional information of the Fund are revised accordingly:

Previous Name	Current Name
NGAM Distribution, L.P.	Natixis Distribution, L.P.

NGAM Advisors, L.P.	Natixis Advisors, L.P.

NGAM Distribution Corporation	Natixis Distribution Corporation

Natixis Global Asset Management, L.P.	Natixis Investment Managers, L.P.

Natixis Global Asset Management / Natixis Global Asset Management, S.A.	Natixis Investment Managers

Additionally, effective immediately the Fund’s website and email addresses are changed as set forth below and all references to such addresses in the summary prospectus, prospectus and statement of additional information of the Fund are revised accordingly:

	Previous Address	Current Address
Fund’s website address	ngam.natixis.com	im.natixis.com

- for Fund documents	ngam.natixis.com	im.natixis.com/etf/natixis-seeyond- international-minimum-volatility- etf/MVIN

- for portfolio holdings	ngam.natixis.com/us/etf/natixis-seeyond- international-minimum-volatility- etf/MVIN	im.natixis.com/etf/natixis-seeyond- international-minimum-volatility- etf/MVIN

Fund’s email address	etf@ngam.natixis.com	etf@natixis.com